UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2016

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:  (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On July 25, 2016, Liberty Property Limited Partnership (the “Operating Partnership”) and Liberty Property Trust (the “Trust” and, collectively with the Operating Partnership, the “Company”) reported in a Current Report on Form 8-K (the “Form 8-K”) that the Company had entered into an Agreement of Sale and Purchase (the “Purchase Agreement”) pursuant to which the Buyer named in the Form 8-K had agreed to purchase (the “Transaction”) all of Company’s right, title and interest in a real estate portfolio consisting of 108 properties containing approximately 7.6 million square feet of leasable space in five markets and approximately 26.7 acres of land in two markets.  On September 22, 2016, the parties entered into an Amendment to Agreement of Sale and Purchase (the “Amendment”).  On October 3, 2016, the Company and the Buyer consummated the Transaction.  The gross proceeds from the sale are $969 million.

The Purchase Agreement and the Amendment are filed herewith as Exhibits 2.1 and 2.2, respectively.

Item 2.02.                                        Results of Operations and Financial Condition.

The press release referred to in Item 7.01 below states that during the quarter ended September 30, 2016, (i) joint ventures in which the Company holds a 25% interest sold 13 properties in two markets, totaling approximately 1.2 million square feet, for $139.2 million, and (ii) the Company sold one property which contained approximately 80,000 square feet for $4.4 million.   The press release further states that including the Transaction, the Company’s share of total dispositions year-to-date during 2016 is $1.2 billion.

The information contained in this Item 2.02, including the information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 7.01                                           Regulation FD Disclosure.

On October 3, 2016 the Company issued a press release announcing the closing of the Transaction.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this item 7.01 by this reference.

The information contained in this Item 7.01, including the information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise.  The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(a)	Unaudited Pro Forma Consolidated Information
Liberty Property Trust
Pro Forma Consolidated Financial Statements
Pro Forma Consolidated Balance Sheet as of June 30, 2016
Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2016
Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2015
Notes to Pro Forma Consolidated Financial Statements
Unaudited Pro Forma Consolidated Information
Liberty Property Limited Partnership
Pro Forma Consolidated Financial Statements
Pro Forma Consolidated Balance Sheet as of June 30, 2016
Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2016
Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2015
Notes to Pro Forma Consolidated Financial Statements

Liberty Property Trust / Liberty Property Limited Partnership

Unaudited Pro Forma Consolidated Financial Statements

On October 3, 2016, the Company and the Buyer closed on the settlement under the Purchase Agreement. The gross proceeds from the settlement were $969 million and included 108 properties totaling approximately 7.6 million square feet of space and 26.7 acres of land held for development.

The Company used the proceeds from the Transaction to repay $420 million in outstanding borrowings on its credit facility and expects to use the remaining proceeds to prepay certain unsecured notes and for general corporate purposes.  The Pro Forma Financial Statements, in accordance with SEC rules and regulations, do not reflect any use of proceeds.

The accompanying Pro Forma Consolidated Balance Sheet as of June 30, 2016 presents the Trust’s and the Operating Partnership’s historical amounts, adjusted for the effects of the Transaction, as if the Transaction had occurred on June 30, 2016.  The accompanying Pro Forma Consolidated Balance Sheets are unaudited and are not necessarily indicative of what the Trust’s and the Operating Partnership’s actual financial position would have been had the Transaction actually occurred on June 30, 2016, nor does it purport to represent the Trust’s and the Operating Partnership’s future financial position.

The accompanying Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2016 and the year ended December 31, 2015 present the Trust’s and the Operating Partnership’s historical amounts, adjusted for the effects of the Transaction, as if it had occurred on January 1, 2015.  The accompanying Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2016 and the year ended December 31, 2015 are unaudited and are not necessarily indicative of what the Trust’s and the Operating Partnership’s actual results of operations would have been had the Transaction actually occurred on January 1, 2015, nor do they purport to represent the Trust’s and the Operating Partnership’s future results of operations.

Liberty Property Trust

Pro Forma Consolidated Balance Sheet

June 30, 2016

(Unaudited and in thousands)

	Historical (A)	Transaction (B)		Pro Forma
ASSETS
Real estate:
Land and land improvements	$1,191,875	$(202,641)		$989,234
Building and improvements	5,161,117	(828,820)		4,332,297
Less accumulated depreciation	(1,199,941)	314,776		(885,165)
Operating real estate	5,153,051	(716,685)		4,436,366

Development in progress	438,542	—		438,542
Land held for development	324,836	(15,524)		309,312

Net real estate	5,916,429	(732,209)		5,184,220

Cash and cash equivalents	29,340	905,264	(B1)	934,604
Restricted cash	5,029	—		5,029
Accounts receivable, net	12,315	(2,330)		9,985
Deferred rent receivable, net	124,948	(22,141)		102,807
Deferred financing and leasing costs, net	178,980	(22,774)		156,206
Investments in and advances to unconsolidated joint ventures	222,679	—		222,679
Assets held for sale	2,915	—		2,915
Prepaid expenses and other assets	92,233	33,824	(B2)	126,057
Total assets	$6,584,868	$159,634		$6,744,502

LIABILITIES
Mortgage loans, net	$284,892	$—		$284,892
Unsecured notes, net	2,581,663	—		2,581,663
Credit facility	395,000	—		395,000
Accounts payable	67,585	(4,890)		62,695
Accrued interest	26,496	—		26,496
Dividend and distributions payable	71,363	—		71,363
Other liabilities	217,885	(14,451	)(B3)	203,434
Total liabilities	3,644,884	(19,341)		3,625,543
Noncontrolling interest - operating partnership	7,537	—		7,537

EQUITY
Shareholders’ equity:
Common shares	147	—		147
Additional paid-in capital	3,645,432	—		3,645,432
Accumulated other comprehensive income	(37,803)	—		(37,803)
Distributions in excess of net income	(730,959)	174,751	(B4)	(556,208)
Total shareholders’ equity	2,876,817	174,751		3,051,568
Noncontrolling interest - operating partnership	51,711	4,224	(B4)	55,935
Noncontrolling interest - consolidated joint ventures	3,919	—		3,919
Total equity	2,932,447	178,975		3,111,422
Total liabilities, noncontrolling interest - operating partnership & equity	$6,584,868	$159,634		$6,744,502

See accompanying notes.

Liberty Property Trust

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2016

(Unaudited and in thousands, except per share amounts)

Historical (C)	Transaction (D)	Pro Forma
OPERATING REVENUE
Rental	$278,198	$(45,070)	$233,128
Operating expense reimbursement	98,597	(21,759)	76,838
Total operating revenue	376,795	(66,829)	309,966
OPERATING EXPENSE
Rental property	53,255	(13,356)	39,899
Real estate taxes	50,522	(8,876)	41,646
General and administrative	36,619	(33)	36,586
Depreciation and amortization	107,623	(17,126)	90,497
Total operating expense	248,019	(39,391)	208,628
Operating income	128,776	(27,438)	101,338
OTHER INCOME (EXPENSE)
Interest and other income	9,590	(220)	9,370
Interest expense	(61,543)	—	(61,543)
Total other income (expense)	(51,953)	(220)	(52,173)

Income before gain on property dispositions, income taxes and equity in earnings of unconsolidated joint ventures	76,823	(27,658)	49,165

Gain on property dispositions	24,353	—	24,353
Income taxes	(1,553)	—	(1,553)
Equity in earnings of unconsolidated joint ventures	10,497	—	10,497
Net Income	110,120	(27,658)	82,462
Noncontrolling interest — operating partnership	(2,826)	653	(D1)	(2,173)
Noncontrolling interest — consolidated joint ventures	(113)	—	(113)
Net income available to common shareholders	$107,181	$(27,005)	$80,176

Earnings per common share
Income per common share — basic	$0.73	$0.55
Income per common share — diluted	$0.73	$0.55

Weighted average number of common shares outstanding
Basic	146,002	146,002
Diluted	146,622	146,622

Liberty Property Trust

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2015

(Unaudited and in thousands, except per share amounts)

Historical (C)	Transaction (D)	Pro Forma
OPERATING REVENUE
Rental	$584,165	$(94,762)	$489,403
Operating expense reimbursement	224,608	(46,405)	178,203
Total operating revenue	808,773	(141,167)	667,606
OPERATING EXPENSE
Rental property	132,702	(30,202)	102,500
Real estate taxes	105,410	(17,433)	87,977
General and administrative	68,710	(45)	68,665
Depreciation and amortization	226,575	(35,118)	191,457
Impairment - real estate assets	18,244	—	18,244
Total operating expense	551,641	(82,798)	468,843
Operating income	257,132	(58,369)	198,763
OTHER INCOME (EXPENSE)
Interest and other income	22,863	(423)	22,440
Interest expense	(135,779)	—	(135,779)
Total other income (expense)	(112,916)	(423)	(113,339)

Income before gain on property dispositions, income taxes and equity in earnings of unconsolidated joint ventures	144,216	(58,792)	85,424

Gain on property dispositions	100,314	—	100,314
Income taxes	(3,233)	—	(3,233)
Equity in earnings of unconsolidated joint	3,149	—	3,149
Net income	244,446	(58,792)	185,654
Noncontrolling interest — operating partnership	(6,158)	1,370	(D1)	(4,788)
Noncontrolling interest — consolidated joint	(249)	—	(249)
Net income available to common shareholders	$238,039	$(57,422)	$180,617

Earnings per common share
Income per common share — basic	$1.61	$1.22
Income per common share — diluted	$1.60	$1.21

Weighted average number of common shares outstanding
Basic	148,243	148,243
Diluted	148,843	148,843

See accompanying notes.

Liberty Property Trust

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

Note 1:  Adjustments to Pro Forma Financial Statements

(A) Reflects the consolidated balance sheet of the Trust as of June 30, 2016, as contained in the historical consolidated financial statements and notes thereto presented in the Trust’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

(B) Represents the de-recognition of carrying amounts as of June 30, 2016 for the assets and the related accumulated depreciation and working capital assets and liabilities related to the 108 properties and 26.7 acres of land held for development that were a part of the Transaction.

(B1)  Represents the net cash proceeds from the sale including settlement of net working capital and transaction costs.  Net cash proceeds were reduced by $36.1 million of escrows related to the 1031 exchange properties.  Included in cash proceeds from sale are proceeds of $35.4 million which were received as full payment for two properties under a ground lease arrangement.  The lease is treated as a sales-type lease under US generally accepted accounting principles.

(B2)  Represents settlement of net working capital net of $36.1 million of escrows related to 1031 exchange properties.

(B3)  Reflects settlement of net working capital net of a $4 million obligation to construct a garage on a property included in the Transaction.

(B4)  Represents the controlling and non-controlling interest share of the gain on sale, calculated as the difference between the gross proceeds of $969 million from the Transaction received on October 3, 2016 and the net carrying amount of the assets de-recognized as of June 30, 2016 and transaction costs equaling $790.0 million in the aggregate.  Gain on sale has been reduced for an obligation to construct a garage.  See (B3) above.

(C)  Reflects the consolidated statement of operations of the Trust for the period as contained in the historical consolidated financial statements and notes thereto presented in the Trust’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and Annual Report on Form 10-K for the year ended December 31, 2015.

(D)  Reflects the elimination of income and expenses associated with the Transaction.

(D1)  Reflects net income attributable to the Operating Partnership’s interests for the adjustments to net income noted above.

Liberty Property Limited Partnership

Pro Forma Consolidated Balance Sheet

June 30, 2016

(Unaudited and in thousands)

	Historical (A)	Transaction (B)		Pro Forma
ASSETS
Real estate:
Land and land improvements	$1,191,875	$(202,641)		$989,234
Building and improvements	5,161,117	(828,820)		4,332,297
Less accumulated depreciation	(1,199,941)	314,776		(885,165)
Operating real estate	5,153,051	(716,685)		4,436,366

Development in progress	438,542	—		438,542
Land held for development	324,836	(15,524)		309,312

Net real estate	5,916,429	(732,209)		5,184,220

Cash and cash equivalents	29,340	905,264	(B1)	934,604
Restricted cash	5,029	—		5,029
Accounts receivable, net	12,315	(2,330)		9,985
Deferred rent receivable, net	124,948	(22,141)		102,807
Deferred financing and leasing costs, net	178,980	(22,774)		156,206
Investments in and advances to unconsolidated joint ventures	222,679	—		222,679
Assets held for sale	2,915	—		2,915
Prepaid expenses and other assets	92,233	33,824	(B2)	126,057
Total assets	$6,584,868	$159,634		$6,744,502

LIABILITIES
Mortgage loans, net	$284,892	$—		$284,892
Unsecured notes, net	2,581,663	—		2,581,663
Credit facility	395,000	—		395,000
Accounts payable	67,585	(4,890)		62,695
Accrued interest	26,496	—		26,496
Dividend and distributions payable	71,363	—		71,363
Other liabilities	217,885	(14,451	)(B3)	203,434
Total liabilities	3,644,884	(19,341)		3,625,543
Noncontrolling interest - operating partnership	7,537	—		7,537

EQUITY
Shareholders’ equity:
General partner’s equity	2,876,817	174,751	(B4)	3,051,568
Limited partners’ equity	51,711	4,224	(B4)	55,935
Noncontrolling interest - consolidated joint ventures	3,919	—		3,919
Total equity	2,932,447	178,975		3,111,422
Total liabilities, noncontrolling interest - operating partnership & equity	$6,584,868	$159,634		$6,744,502

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Consolidated Statement of Operations

For Six Months Ended June 30, 2016

(Unaudited and in thousands, except per share amounts)

	Historical (C)	Transaction (D)	Pro Forma
OPERATING REVENUE
Rental	$278,198	$(45,070)	$233,128
Operating expense reimbursement	98,597	(21,759)	76,838
Total operating revenue	376,795	(66,829)	309,966
OPERATING EXPENSE
Rental property	53,255	(13,356)	39,899
Real estate taxes	50,522	(8,876)	41,646
General and administrative	36,619	(33)	36,586
Depreciation and amortization	107,623	(17,126)	90,497
Total operating expense	248,019	(39,391)	208,628
Operating income	128,776	(27,438)	101,338
OTHER INCOME (EXPENSE)
Interest and other income	9,590	(220)	9,370
Interest expense	(61,543)	—	(61,543)
Total other income (expense)	(51,953)	(220)	(52,173)

Income before gain on property dispositions, income taxes and equity in earnings of unconsolidated joint ventures	76,823	(27,658)	49,165

Gain on property dispositions	24,353	—	24,353
Income taxes	(1,553)	—	(1,553)
Equity in earnings of unconsolidated joint ventures	10,497	—	10,497
Net income	110,120	(27,658)	82,462
Noncontrolling interest — consolidated joint ventures	(113)	—	(113)
Preferred unit distributions	(236)	—	(236)
Net income available to common unitholders	$109,771	$(27,658)	$82,113

Earnings per common unit
Income per common unit — basic	$0.73		$0.55
Income per common unit — diluted	$0.73		$0.55

Weighted average number of common units outstanding
Basic	149,541		149,541
Diluted	150,161		150,161

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2015

(Unaudited and in thousands, except per share amounts)

	Historical (C)	Transaction (D)	Pro Forma
OPERATING REVENUE
Rental	$584,165	$(94,762)	$489,403
Operating expense reimbursement	224,608	(46,405)	178,203
Total operating revenue	808,773	(141,167)	667,606
OPERATING EXPENSE
Rental property	132,702	(30,202)	102,500
Real estate taxes	105,410	(17,433)	87,977
General and administrative	68,710	(45)	68,665
Depreciation and amortization	226,575	(35,118)	191,457
Impairment - real estate assets	18,244	—	18,244
Total operating expense	551,641	(82,798)	468,843
Operating income	257,132	(58,369)	198,763
OTHER INCOME (EXPENSE)
Interest and other income	22,863	(423)	22,440
Interest expense	(135,779)	—	(135,779)
Total other income (expense)	(112,916)	(423)	(113,339)

Income before gain on property dispositions, income taxes and equity in earnings of unconsolidated joint ventures	144,216	(58,792)	85,424

Gain on property dispositions	100,314	—	100,314
Income taxes	(3,233)	—	(3,233)
Equity in earnings of unconsolidated joint ventures	3,149	—	3,149
Net income	244,446	(58,792)	185,654
Noncontrolling interest — consolidated joint ventures	(249)	—	(249)
Preferred unit distribution	(472)	—	(472)
Net income available to common unitholders	$243,725	$(58,792)	$184,933

Earnings per common unit
Income per common unit — basic	$1.61		$1.22
Income per common unit — diluted	$1.60		$1.21

Weighted average number of common units outstanding
Basic	151,783		151,783
Diluted	152,383		152,383

Liberty Property Limited Partnership

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

Note 1:  Adjustments to Pro Forma Financial Statements

(A) Reflects the consolidated balance sheet of the Operating Partnership as of June 30, 2016, as contained in the historical consolidated financial statements and notes thereto presented in the Operating Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

(B) Represents the de-recognition of carrying amounts as of June 30, 2016 for the assets and the related accumulated depreciation and working capital assets and liabilities related to the 108 properties and 26.7 acres of land held for development that were a part of the Transaction.

(B1)  Represents the net cash proceeds from the sale including settlement of net working capital and transaction costs.  Net cash proceeds were reduced by $36.1 million of escrows related to the 1031 exchange properties.  Included in cash proceeds from sale are proceeds of $35.4 million which were received as full payment for two properties under a ground lease arrangement.  The lease is treated as a sales-type lease under US generally accepted accounting principles.

(B2)  Represents settlement of net working capital net of $36.1 million of escrows related to 1031 exchange properties.

(B3)  Reflects settlement of net working capital net of a $4 million obligation to construct a garage on a property included in the Transaction.

(B4)  Represents the general partner and limited partner interest share of the gain on sale, calculated as the difference between the gross proceeds of $969 million from the Transaction received on October 3, 2016 and the net carrying amount of the assets de-recognized as of June 30, 2016 and transaction costs equaling $790.0 million in the aggregate.  Gain on sale has been reduced for an obligation to construct a garage.  See (B3) above.

(C)  Reflects the consolidated statement of operations of the Operating Partnership’s for the period as contained in the historical consolidated financial statements and notes thereto presented in the Operating Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and Annual Report on Form 10-K for the year ended December 31, 2015.

(D)  Reflects the elimination of income and expenses associated with the Transaction.

(d)                                Exhibits.

Exhibit Number	Exhibit Title

+@2.1	Agreement of Sale and Purchase, dated as of July 22, 2016

2.2	Amendment to Agreement of Sale and Purchase, dated as of September 22, 2016

99.1*	Liberty Property Trust press release, dated October 3, 2016.

+                                         The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

@                                    Confidential treatment has been requested with respect to a portion of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

*                                         The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ Christopher J. Papa
		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ Christopher J. Papa
		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

Dated: October 7, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Title

+@2.1	Agreement of Sale and Purchase, dated as of July 22, 2016

2.2	Amendment to Agreement of Sale and Purchase, dated as of September 22, 2016

99.1*	Liberty Property Trust press release, dated October 3, 2016.

+                                         The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

@                                    Confidential treatment has been requested with respect to a portion of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

*                                         The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.